UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2023
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Veeva Systems Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36121	20-8235463
(State or other jurisdiction of incorporation of organization)	(Commission File Number)	(IRS Employer Identification No.)

4280 Hacienda Drive
Pleasanton, California 94588
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 452-6500
Not Applicable
(Former name or former address, if changed since last report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VEEV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02.    Results of Operations and Financial Condition.

As previously announced, on November 9, 2023, Veeva Systems Inc. (the “Company”) will present its 2023 Investor Day, which will be accessible at 9:00 a.m. PT via live webcast through (and a replay of the presentation will be available on) the Company’s investor relations website.

On August 30, 2023, in its quarterly earnings conference call, the Company had previously provided guidance for certain of the Company’s anticipated financial metrics for the fiscal third quarter ended October 31, 2023, the fiscal year ending January 31, 2024, and the fiscal year ending January 31, 2025.

During the Investor Day presentation, the Company intends to provide the following update to its expected results for the fiscal third quarter ended October 31, 2023:
•Total revenue of $616 million.
•Subscription revenue of $495 million.
•Services revenue of $121 million.
•Operating income of $125 million and non-GAAP operating income of $232 million(1).

Item 7.01. Regulation FD Disclosure.

During the Investor Day presentation, the Company further intends to provide the commentary below, an update to previously provided guidance, and guidance for the fiscal fourth quarter ending January 31, 2024.

Peter Gassner, the Company’s Chief Executive Officer, intends to provide the following commentary related to the Company’s guidance:

“I’d like to share some thoughts on the macro environment and our near-term financial forecast. The challenging macro environment continues amid concerns of a war in the Middle East, inflation, and increasing political uncertainty. Taken together, I would say the macro is starting to trend slightly worse. Higher interest rates and a tough funding environment continue to impact emerging biotechs. The industry is also navigating the Inflation Reduction Act as it relates to pricing and product planning. Together, this is causing industry-wide pressure. Since a negative macro environment impacts the industry, of course, that impacts Veeva.

In terms of financials, the third quarter is coming in about in-line to slightly ahead of guidance for revenue and non-GAAP operating income. We are taking down fiscal year 2024 guidance by about $15 million due to lower-than-expected services revenue in the fourth quarter. Services is an easier lever for companies looking for cost reductions -- using more internal resources or delaying services projects. Our full-year fiscal year 2024 guidance for subscription revenue and non-GAAP operating income are in-line to slightly above our prior guidance.

When it comes to our early guidance for fiscal year 2025, we are taking down top line revenue $50M, from at least $2.8B to at least 2.75B. Again, this is driven primarily by services. We think this is the right approach given the uncertain times.

We are still on track to meet our $3 billion revenue run-rate goal about one year ahead of target and our long-term outlook remains very strong. The life sciences industry is very large, growing well over time, and there are many critical areas where we can help drive greater efficiency and effectiveness. Our innovation engine, execution, and product excellence are as strong as ever."

Brent Bowman, the Company’s Chief Financial Officer, intends to provide the following commentary:

"Overall, we continue to see a challenging macro environment. This is having a disproportionate impact on our services business, which as you know can vary depending on customer specific requirements and is less predictable than our subscription business. Customers are increasingly scrutinizing spend. This is negatively impacting our services outlook relative to our prior expectations. As a result, we are reducing our fourth quarter total revenue guidance by $15 million to $621 to 623 million. Importantly, our subscription revenue and non-GAAP operating income guidance is unchanged compared to the prior implied guidance.

Our fiscal year 2024 guidance now reflects total revenue of $2.355 billion at the high-end, a decrease of $15 million, and non-GAAP operating income of about $827 million, an increase of $7 million, compared to our prior guidance. As we look ahead into fiscal year 2025, we assume the macro headwinds will continue, particularly those impacting our services business. As a result, we are updating our fiscal year 2025 revenue guidance to be at least $2.75 billion. This updated guidance also reflects about a $10 million incremental FX headwind compared to our prior guidance. It is important to note that our subscription revenue outlook is essentially unchanged relative to our prior expectations and we remain confident in achieving non-GAAP operating income of at least $1 billion. For fiscal year 2024, we will provide further details on our third quarter earnings call and we will provide our full guidance for fiscal year 2025 on our fourth quarter earnings call.”

The Company’s guidance for the fiscal fourth quarter ending January 31, 2024 is as follows:
•Total revenue between $621 and $623 million.
•Subscription revenue of about $517 million.
•Services revenue between $104 and $106 million.
•Non-GAAP operating income of about $226 million(1)(2).

The Company’s updated guidance for the fiscal year ending January 31, 2024 is as follows:
•Total revenue between $2,353 and $2,355 million.
•Subscription revenue of about $1,897 million.
•Services revenue between $456 and $458 million.
•Non-GAAP operating income of about $827 million(1)(2).

The Company’s updated guidance for the fiscal year ending January 31, 2025 is as follows:
•Total revenue of at least $2,750 million.
•Non-GAAP operating income of at least $1,000 million(1)(2).

(1) This report uses non-GAAP financial metrics that are adjusted for the impact of various GAAP items. See the section titled “Non-GAAP Financial Measures” and the table entitled “Reconciliation of GAAP to Non-GAAP Financial Measures” below for details.

(2) The Company is not able, at this time, to provide GAAP targets for operating income for the fiscal fourth quarter ending January 31, 2024, the fiscal year ending January 31, 2024, and the fiscal year ending January 31, 2025 because of the difficulty of estimating certain items excluded from non-GAAP operating income that cannot be reasonably predicted, such as charges related to stock-based compensation expense. The effect of these excluded items may be significant.

The investor presentation will include a slide on the updated guidance, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Forward-Looking Statements
This report contains forward-looking statements regarding preliminary results for the fiscal third quarter ended October 31, 2023 and guidance provided as of November 9, 2023 about Veeva’s expected future financial results. Estimating preliminary results as well as guidance for future periods accurately is difficult. It involves assumptions and internal estimates that may prove to be incorrect and is based on plans that may change. Hence, there is a significant risk that actual results could differ materially from the preliminary results and guidance we have provided in this report and we have no obligation to update such guidance. There are also numerous risks that have the potential to negatively impact our financial performance, including issues finalizing our financial statements for the three months ended October 31, 2023, issues related to the performance, security, or privacy of our products, competitive factors, customer decisions and priorities, events that impact the life sciences industry, general macroeconomic and geopolitical events (including inflationary pressures, changes in interest rates, currency exchange fluctuations, changes in applicable laws and regulations, and impacts related to Russia’s invasion of Ukraine), and issues that impact our ability to hire, retain and adequately compensate talented employees. We have summarized what we believe are the principal risks to our business in a section titled “Summary of Risk Factors” on pages 37 and 38 in our filing on Form 10-Q for the period ended July 31, 2023. Additional details on the risks and uncertainties that may impact our business can be found in the same filing on Form 10-Q and in our subsequent SEC filings, which you can access at sec.gov. We recommend that you familiarize yourself with these risks and uncertainties before making an investment decision.

Non-GAAP Financial Measures
In Veeva’s public disclosures, Veeva has provided non-GAAP measures, which it defines as financial information that has not been prepared in accordance with generally accepted accounting principles in the United States, or GAAP. In addition to its GAAP measures, Veeva uses these non-GAAP financial measures internally for budgeting and resource allocation purposes and in analyzing its financial results. For the reasons set forth below, Veeva believes that excluding the following items provides information that is helpful in understanding its operating results, evaluating its future prospects, comparing its financial results across accounting periods, and comparing its financial results to its peers, many of which provide similar non-GAAP financial measures.

•Excess tax benefits. Excess tax benefits from employee stock plans are dependent on previously agreed-upon equity grants to our employees, vesting of those grants, stock price, and exercise behavior of our employees, which can fluctuate from quarter to quarter. For example, excess tax benefits for the quarters ended January 31 and April 30, 2023 were higher than normal primarily due to our Chief Executive Officer’s exercise of stock options in connection with a previously announced trading plan. Because these fluctuations are not directly related to our business operations, Veeva excludes excess tax benefits for its internal management reporting processes. Veeva management also finds it useful to exclude excess tax benefits when assessing the level of cash provided by operating activities. Given the nature of the excess tax benefits, Veeva believes excluding it allows investors to make meaningful comparisons between our operating cash flows from quarter to quarter and those of other companies.
•Stock-based compensation expenses. Veeva excludes stock-based compensation expenses primarily because they are non-cash expenses that Veeva excludes from its internal management reporting processes. Veeva’s management also finds it useful to exclude these expenses when they assess the appropriate level of various operating expenses and resource allocations when budgeting, planning and forecasting future periods. Moreover, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use, Veeva believes excluding stock-based compensation expenses allows investors to make meaningful comparisons between our recurring core business operating results and those of other companies.
•Amortization of purchased intangibles. Veeva incurs amortization expense for purchased intangible assets in connection with acquisitions of certain businesses and technologies. Amortization of intangible assets is a non-cash expense and is inconsistent in amount and frequency because it is significantly affected by the timing, size of acquisitions and the inherent subjective nature of purchase price allocations. Because these costs have already been incurred and cannot be recovered, and are non-cash expenses, Veeva excludes these expenses for its internal management reporting processes. Veeva’s management also finds it useful to exclude these charges when assessing the appropriate level of various operating expenses and resource allocations when budgeting, planning and forecasting future periods. Investors should note that the use of intangible assets contributed to Veeva’s revenues earned during the periods presented and will contribute to Veeva’s future period revenues as well.
•Income tax effects on the difference between GAAP and non-GAAP costs and expenses. The income tax effects that are excluded relate to the imputed tax impact on the difference between GAAP and non-GAAP costs and expenses due to stock-based compensation and purchased intangibles for GAAP and non-GAAP measures.

There are limitations to using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures provided by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact upon our reported financial results. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by Veeva’s management about which items are adjusted to calculate its non-GAAP financial measures. Veeva compensates for these limitations by analyzing current and future results on a GAAP basis as well as a non-GAAP basis and also by providing GAAP measures in its public disclosures.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Veeva encourages its investors and others to review its financial information in its entirety, not to rely on any single financial measure to evaluate its business, and to view its non-GAAP financial measures in conjunction with the most directly comparable GAAP financial measures. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables below.

Reconciliation of GAAP to Non-GAAP Financial Measures

Three months ended October 31, 2023 (in millions)
Operating income on a GAAP basis	$125
Stock-based compensation expense	102
Amortization of purchased intangibles	5
Operating income on a non-GAAP basis	$232

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Informational slides provided by Veeva, dated November 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

		By:	/s/ Josh Faddis
Josh Faddis
Senior Vice President, General Counsel

Dated:	November 9, 2023